DEBT	12 Months Ended
Jun. 29, 2016
Debt Disclosure [Abstract]
DEBT
DEBT
Long-term debt consists of the following (in thousands):

	2016	2015
Revolving credit facility	$530,250	$383,750
3.88% notes	299,796	299,766
2.60% notes	249,934	249,899
Capital lease obligations (see Note 9)	37,532	40,849
	1,117,512	974,264
Less current installments	(3,563)	(3,439)
	$1,113,949	$970,825

During fiscal 2016, $256.5 million was drawn from the $750 million revolving credit facility primarily to fund the acquisition of Pepper Dining and for share repurchases. We repaid a total of $110.0 million during fiscal 2016.
The maturity date of the $750 million revolving credit facility is March 12, 2020. The revolving credit facility bears interest of LIBOR plus an applicable margin, which is a function of our credit rating and debt to cash flow ratio, but is subject to a maximum of LIBOR plus 2.00%. Based on our current credit rating, we are paying interest at a rate of LIBOR plus 1.18% for a total of 1.64%. One month LIBOR at June 29, 2016 was approximately 0.46%. As of June 29, 2016, $219.8 million of credit is available under the revolving credit facility.
During the first nine months of fiscal 2015, $97.0 million was drawn from the $250 million revolving credit facility primarily to fund share repurchases and we paid the required quarterly term loan payments totaling $18.7 million. In March 2015, we terminated the existing credit facility including both the $250 million revolver and the term loan and entered into a new $750 million revolving credit facility. Approximately $345.8 million was drawn from the new revolver and the proceeds were used to pay off the outstanding balances of the term loan and $250 million revolver in the amount of $168.8 million and $177.0 million, respectively. During the fourth quarter of fiscal 2015, an additional $38.0 million was drawn from the new revolver primarily to fund share repurchases.
In May 2013, we issued $550.0 million of notes consisting of two tranches - $250.0 million of 2.60% notes due in May 2018 and $300.0 million of 3.88% notes due in May 2023. We received proceeds totaling approximately $549.5 million prior to debt issuance costs and utilized the proceeds to redeem the 5.75% notes due in June 2014, pay down the revolver and fund share repurchases. The notes require semi-annual interest payments which began in the second quarter of fiscal 2014.
Our debt agreements contain various financial covenants that, among other things, require the maintenance of certain leverage and fixed charge coverage ratios. We are currently in compliance with all financial covenants.
Excluding capital lease obligations (see Note 9) and interest, our long-term debt maturities for the five years following June 29, 2016 and thereafter are as follows (in thousands):

Fiscal Year	Long-Term Debt
2017	$0
2018	249,934
2019	0
2020	530,250
2021	0
Thereafter	299,796
$1,079,980